                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [ X ]

Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement           [   ]  CONFIDENTIAL, FOR USE OF THE
                                                    COMMISSION ONLY (AS PERMITTED BY RULE
                                                    14A-6(E)(2))
[   ]  Definitive Proxy Statement
[ X ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                          HOLLINGER INTERNATIONAL INC.
  ------------------------------------------------------------------------------
               (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  ------------------------------------------------------------------------------
   (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):

[ X ]  No fee required

[   ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
       Item 22(a)(2) of Schedule 14A.

[   ]  $500 per each party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).

[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------

       (4) Proposed maximum aggregate value of transaction:
                                                            ---------------

       (5) Total fee paid:
                           ------------------------------------------------

[   ]  Fee paid previously with preliminary materials.

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:
                                  ----------------------------------------
       (2) Form, Schedule or Registration Statement No.:
                                                        ------------------
       (3) Filing Party:
                        --------------------------------------------------
       (4) Date Filed:
                      ----------------------------------------------------

                      [HOLLINGER INTERNATIONAL INC. LOGO]
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611
               TELEPHONE (312) 321-2299; FACSIMILE (312) 321-0629

                                                                   JULY 21, 1997

Dear Stockholder:

     You should have recently received a Proxy Statement dated May 21, 1997 (the "Proxy Statement"), a Supplement to the Proxy Statement dated July 11, 1997 (the "First Supplement") and related proxy card (the "Proxy Materials") for a Special Meeting of the Stockholders of Hollinger International Inc. (the "Company") previously scheduled for 11:00 a.m., on July 21, 1997 in the Atrium, 7th Floor of The Sun-Times Building, 401 North Wabash Avenue, Chicago, Illinois 60611. THE SPECIAL MEETING HAS BEEN POSTPONED TO 11:00 A.M., ON JULY 31, 1997, BUT THE LOCATION REMAINS THE SAME. We are enclosing for your immediate review and consideration a further supplement (the "Second Supplement") to the Proxy Materials previously sent to you. The purpose of the Second Supplement is to describe certain modifications to the proposals to be acted on at the Special Meeting, as described below. The Second Supplement should be read in conjunction with the Proxy Materials. Please note that the record date for stockholders entitled to vote at the Special Meeting is July 11, 1997.

BACKGROUND

     The First Supplement previously sent to you requested that you consider the following proposals to: (i) authorize the issuance of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and convertible preferred stock of the Company in exchange for securities issued in connection with the acquisition of certain owned and controlled Canadian newspaper interests of the Company's parent corporation, Hollinger Inc., on April 18, 1997 (the "Canadian Newspaper Transaction"), as follows: (a) authorize the issuance of 3,207,045 shares of the Company's Class A Common Stock and 8,294,090 shares of newly-authorized Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock"), to UniMedia Holding Company, a wholly-owned subsidiary of Hollinger Inc. ("UniMedia Holding"), and/or another subsidiary of Hollinger Inc., in exchange (the "Initial First Exchange") for all of the outstanding shares of the Company's Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock (collectively, the "Nonvoting Preferred Stock") held by UniMedia Holding and received as partial consideration in connection with the Canadian Newspaper Transaction on April 18, 1997 (the "Initial First Exchange Proposal") and (b) authorize: (1) the issuance of 7,211,649 shares of Series C Preferred Stock in exchange for 739,500 shares of Series A Convertible Redeemable Preferred Stock, par value $.01 per share of the Company ("Series A Preferred Stock") held by Hollinger Inc. and/or its designated subsidiary; (2) the issuance of 739,500 shares of newly-authorized Series D Convertible Redeemable Preferred Stock, par value $.01 per share of the Company ("Series D Preferred Stock") and 1,082,441 shares of Class A Common Stock in exchange for the 8,294,090 shares of Series C Preferred Stock issued in the First Exchange and held by Hollinger Inc. and/or its designated subsidiary; and (3) the issuance of 1,082,441 shares of Series C Preferred Stock in exchange for 1,082,441 shares of Class A Common Stock held by Hollinger Inc. and/or its designated subsidiary (collectively, the "Initial Second Exchange Proposal" and, together with the Initial First Exchange Proposal, the "Initial Exchange Proposals"); (ii) approve an increase in the authorized preferred stock of the Company from 20,000,000 shares to 120,000,000 shares (the "Charter Proposal"); and (iii) authorize the issuance of an indeterminate number of shares of Class A Common Stock of the Company upon the exchange of the Nonvoting Special Shares (the "HCPH Special Shares") of Hollinger Canadian Publishing Holdings Inc. ("HCPH"), a Canadian company in the Company's consolidated group, to be issued in connection with the offer by HCPH to purchase all of the Common Shares of Southam Inc. ("Southam") not owned by HCPH or any U.S. holder of Southam Common Shares, and any related issuance or transfer of HCPH Special Shares to Hollinger Inc. and/or its designated subsidiaries in connection with the early redemption or conversion of the 7.00% Southam-linked convertible debentures issued by Hollinger Inc. (the "Southam Proposal").

THE MODIFIED PROPOSALS

     The Second Supplement modifies and restates the Initial Exchange Proposals by, among other things, (a) reducing the number of shares of Series C Preferred Stock to be issued (without affecting, in the aggregate, the principal economic, voting and optional conversion rights associated therewith) so that the consummation of the Exchange Proposals is not contingent upon approval of the Charter Proposal, (b) eliminating from the Initial Second Exchange Proposal the issuance and exchange of any shares of Class A Common Stock, (c) limiting the number of shares of Series C Preferred Stock to be issued in the Second Exchange in the event that the Board of Directors of the Company (or a duly authorized committee thereof) determines that the value thereof would exceed the aggregate redemption price of the shares of Series A Preferred Stock being exchanged therefor and (d) reducing the number of shares of Class A Common Stock into which the Series C Preferred Stock would be converted upon the mandatory conversion thereof. In addition, the Second Supplement eliminates the Southam Proposal. The Charter Proposal remains unchanged, except that it is now also subject to the vote of the holders of the Company's outstanding Preferred Stock, voting as a class. The modified Initial Exchange Proposals would, if approved,
(i) authorize the issuance to UniMedia Holding of 3,207,045 shares of the Company's Class A Common Stock and 829,409 shares of the Company's Series C Preferred Stock in exchange (the "First Exchange") for the Company's outstanding Nonvoting Preferred Stock (as so modified, the "First Exchange Proposal") and
(ii) authorize (A) the issuance of 721,165 shares, subject to reduction as described in the Second Supplement, of Series C Preferred Stock in exchange for 739,500 shares of Series A Preferred Stock held by Hollinger Inc. and/or its designated subsidiary; and (B) the issuance of 739,500 shares of Series D Preferred Stock in exchange for 721,165 shares, subject to reduction as aforesaid, of Series C Preferred Stock issued in the First Exchange and held by UniMedia Holding and/or its designated subsidiary (as so modified, collectively, the "Second Exchange Proposal" and, together with the First Exchange Proposal, the "Exchange Proposals"). The Second Supplement also describes certain litigation relating to the Special Meeting, which litigation has been settled, subject to court approval, on the terms set forth in the Second Supplement.

     The enclosed proxy card (which has been printed in red ink) includes the modified First Exchange Proposal and the modified Second Exchange Proposal, as well as the Charter Proposal previously submitted to the stockholders. WE ENCOURAGE YOU TO SUBMIT THIS NEW PROXY CARD AND INDICATE YOUR VOTE ON ALL THREE PROPOSALS. Please note that any previously submitted proxy card is no longer valid and only the enclosed proxy card will be counted at the Special Meeting. Please disregard the prior proxy cards and submit only the enclosed proxy card. The First Exchange Proposal, the Second Exchange Proposal and the Charter Proposal (collectively, the "Proposals") each will be voted upon separately by the stockholders of the Company. In addition the Charter Proposal will be voted upon separately by the holders of the outstanding Series A Preferred Stock, the Company's Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and the Company's outstanding Nonvoting Preferred Stock, all voting together as a single class.

     The Proposals are more fully described in the enclosed Supplemental Notice of Meeting and the Second Supplement, which you are encouraged to read carefully. Hollinger Inc. has sufficient voting power to approve the First Exchange Proposal and the Second Exchange Proposal regardless of the vote of any other stockholder.

     The Board of Directors appreciates and encourages stockholder participation in the Company's affairs. Whether or not you plan to attend the Special Meeting, it is important that your shares are represented. Accordingly, we request that you sign, date and mail the enclosed proxy in the enclosed postage-paid envelope. We apologize for any inconvenience this may have caused.

                                          Very truly yours,

                                          /s/ CONRAD M. BLACK
                                          CONRAD M. BLACK
                                          Chairman of the Board of
                                          Directors and Chief Executive
                                          Officer

                      [HOLLINGER INTERNATIONAL INC. LOGO]
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611
               TELEPHONE (312) 321-2299; FACSIMILE (312) 321-0629

                            ------------------------

             SUPPLEMENTAL NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                            TO BE HELD JULY 31, 1997

                            ------------------------

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Stockholders of Hollinger International Inc. (the "Company") will be held in the Atrium, 7th Floor of The Sun-Times Building, 401 North Wabash Avenue, Chicago, Illinois 60611, on July 31, 1997, at 11:00 a.m., local time, for the following purposes:

          1. To authorize the issuance to UniMedia Holding Company ("UniMedia Holding"), a subsidiary of Hollinger Inc. and/or another designated subsidiary of Hollinger Inc., of 3,207,045 shares of the Company's Class A Common Stock, par value $.01 per share ("Class A Common Stock"), and 829,409 shares of newly-authorized Series C Convertible Preferred Stock, par value $.01 per share of the Company (the "Series C Preferred Stock") (including up to 8,181,788 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible), in exchange (the "First Exchange") for all of the outstanding shares of the Company's Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock (collectively, the "Nonvoting Preferred Stock") held by UniMedia Holding and/or such other designated subsidiary of Hollinger Inc. (the "First Exchange Proposal").

          2. To authorize the following exchanges (collectively, the "Second Exchange") to occur immediately following the First Exchange: (a) the issuance of 721,165 shares, subject to reduction as described in the attached Second Supplement to the Proxy Statement dated July 21, 1997 (the "Second Supplement"), of the Company's Series C Preferred Stock (including up to 7,114,004 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible) in exchange for 739,500 shares of Series A Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company ("Series A Preferred Stock") held by Hollinger Inc. and/or its designated subsidiary; and (b) the issuance of 739,500 shares of newly-authorized Series D Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company ("Series D Preferred Stock") (including the shares of Class A Common Stock into which such shares are convertible) in exchange for 721,165 shares, subject to reduction as aforesaid, of the Series C Preferred Stock issued in the First Exchange and held by UniMedia Holding and/or another designated subsidiary (collectively, the "Second Exchange Proposal").

          3. To approve and adopt an amendment to the Restated Certificate of Incorporation, as amended (the "Restated Certificate"), of the Company, to increase the authorized preferred stock of the Company from 20,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), to 120,000,000 shares of Preferred Stock (the "Charter Proposal").

          4. To transact such further and other business as may properly come before the meeting or any adjournments or postponements thereof.

     The First Exchange Proposal, the Second Exchange Proposal and the Charter Proposal (collectively, the "Proposals") each will be voted upon separately by the stockholders of the Company. In addition, the Charter Proposal will be voted on separately by the holders of the Company's outstanding Series A Preferred Stock, the Company's outstanding Series B Convertible Preferred Stock, par value $.01 per share (the "Series B Preferred Stock") and the Company's outstanding Nonvoting Preferred Stock, voting together as a single class. Approval of each of the First Exchange Proposal and the Second Exchange Proposal requires the approval of a majority of the total votes cast on each proposal in person or by proxy by the holders of the Class A Common Stock, Class B Common Stock, par value $.01 par share ("Class B Common Stock" and, together with Class A Common Stock, "Common Stock"), and Series B Preferred Stock, of the Company, voting together as a single class. Approval of the Charter Proposal requires (i) the approval of a majority of the voting power of all the outstanding shares of Common Stock and Series B Preferred Stock voting together as a single class and
(ii) the approval of a majority of the voting power of all the outstanding shares of Preferred Stock voting together as a single class. Each share of Class A Common Stock is entitled to one vote per share, each share of Class B Common Stock is entitled to ten votes per share, and, except with respect to clause
(ii) above, each half share of Series B Preferred Stock is entitled to 4/5 of a vote per half share. For purposes of clause (ii) above, each share of Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock is entitled to one vote per share.

     The First Exchange Proposal, the Second Exchange Proposal and the Charter Proposal are more fully described in the Proxy Statement previously mailed on May 21, 1997, as modified by the Supplement to the Proxy Statement previously mailed on July 11, 1997, as further modified by the Second Supplement. The close of business on July 11, 1997 (the "Record Date") has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. A list of stockholders as of the Record Date will be available for inspection by stockholders at the Company's principal executive office at the address set forth above during ordinary business hours in the ten-day period prior to and including the Special Meeting. Stockholders of the Company will not have the right to seek an appraisal of their shares of Common Stock in connection with the Proposals. See "Dissenting Stockholders" in the Proxy Statement.

     PLEASE NOTE THAT ANY PREVIOUSLY SUBMITTED PROXY CARDS ARE NO LONGER VALID. ALL VOTES MUST BE CAST ON THE ENCLOSED PROXY CARD. PLEASE ALSO NOTE THAT THE SPECIAL MEETING WILL BE HELD ON JULY 31, 1997, NOT JULY 21, 1997 AS STATED IN THE SUPPLEMENT TO THE PROXY STATEMENT MAILED PREVIOUSLY.

     As of the Record Date, Hollinger Inc. directly or indirectly owned all of the outstanding shares of Class B Common Stock and 33,610,754 shares of Class A Common Stock which represented 78.07% of the outstanding combined voting power of the Common Stock and Series B Preferred Stock. Therefore, Hollinger Inc. has sufficient voting power to approve the First Exchange Proposal and the Second Exchange Proposal regardless of the vote of any other stockholders. Hollinger Inc. also owns all the outstanding Series A Preferred Stock and Nonvoting Preferred Stock, which in the aggregate represent 8.1% of the outstanding shares of Preferred Stock. As described in the attached Second Supplement, Hollinger Inc. has agreed to vote in favor of the Proposals.

                                        By Order of the Board of Directors,

                                        Kenneth L. Serota
                                        Vice President-Law & Finance and
                                        Secretary
July 21, 1997

     If you are unable to attend the meeting in person, you are requested to disregard the previous proxy cards mailed with the proxy materials dated May 21 and July 11, 1997 and to mark, sign, date and return the enclosed proxy card in the enclosed addressed, postage paid envelope.

                      [HOLLINGER INTERNATIONAL INC. LOGO]
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611
               TELEPHONE (312) 321-2299; FACSIMILE (312) 321-0629

                            ------------------------

                               SECOND SUPPLEMENT
                              DATED JULY 21, 1997
                                       TO
                       PROXY STATEMENT DATED MAY 21, 1997
                        AS SUPPLEMENTED ON JULY 11, 1997

                            ------------------------

     THIS IS A SECOND SUPPLEMENT TO THE PROXY STATEMENT DATED MAY 21, 1997 AND THE SUPPLEMENT TO THE PROXY STATEMENT DATED JULY 11, 1997 AND SHOULD BE READ IN CONJUNCTION THEREWITH.

GENERAL INFORMATION

     This supplement (the "Second Supplement") to the Proxy Statement dated May 21, 1997 (the "Proxy Statement") and the Supplement to the Proxy Statement dated July 11, 1997 (the "First Supplement") and the accompanying proxy card are furnished in connection with the solicitation of proxies by the Board of Directors of Hollinger International Inc., a Delaware corporation (the "Company"), for use at the Special Meeting of Stockholders of the Company to be held on July 31, 1997 (the "Special Meeting") at 11:00 a.m., local time, in the Atrium, 7th Floor of The Sun-Times Building, 401 North Wabash Avenue, Chicago, Illinois 60611. This Supplement relates to a modification of certain of the original proposals included in the Proxy Statement and the First Supplement and to the elimination of a proposal that had been added in the First Supplement, as well as to a change in the meeting date for the Special Meeting.

     Proxies are being solicited from holders of record as of the close of business on July 11, 1997 (the "Record Date") of the outstanding shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), Class B Common Stock, par value $.01 per share ("Class B Common Stock," and together with Class A Common Stock, "Common Stock"), Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock (collectively, the "Nonvoting Preferred Stock") of the Company for use at the Special Meeting and at any adjournments or postponements thereof.

     At the Special Meeting the stockholders of the Company will be asked to vote upon the following proposals (the "Proposals"):

          1. FIRST EXCHANGE PROPOSAL: To authorize the issuance to UniMedia Holding Company, a subsidiary of Hollinger Inc. ("UniMedia Holding"), and/or another designated subsidiary of Hollinger Inc. of 3,207,045 shares of Class A Common Stock and 829,409 shares of newly-authorized Series C Convertible Preferred Stock, par value $.01 per share, of the Company (the "Series C Preferred Stock") (including up to 8,181,788 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible), in exchange (the "First Exchange") for 23,267 shares of Series 1 Nonvoting Preferred Stock and 149,658 shares of Series 2 Nonvoting Preferred Stock of the Company held by UniMedia Holding and/or such other designated subsidiary of Hollinger Inc.

          2. SECOND EXCHANGE PROPOSAL: To authorize the following exchanges (collectively, the "Second Exchange") to occur immediately following the First Exchange: (a) the issuance of 721,165 shares, subject to reduction as described below under "The Second Exchange
     Proposal -- Terms of the Second Amended and Restated Second Exchange Agreement", of Series C Preferred Stock (including up to 7,114,004 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible) in exchange for 739,500 shares of Series A Preferred Stock held by Hollinger Inc. and/or its designated subsidiary; and (b) the issuance of 739,500 shares of newly-authorized Series D Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company ("Series D Preferred Stock") (including the shares of Class A Common Stock into which such shares are convertible) in exchange for 721,165 shares, subject to reduction as aforesaid, of Series C Preferred Stock issued in the First Exchange and held by UniMedia Holding and/or its designated subsidiary.

          3. CHARTER PROPOSAL: To approve and adopt an amendment to the Restated Certificate of Incorporation, as amended (the "Restated Certificate"), of the Company, to increase the authorized Preferred Stock of the Company from 20,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), to 120,000,000 shares of Preferred Stock.

          4. OTHER MATTERS: To transact such further and other business as may properly come before the meeting and any adjournments or postponements thereof.

     In accordance with the rules of the New York Stock Exchange (the "NYSE"), on which the Company's Class A Common Stock and Series B Preferred Stock are listed, the Company is required to obtain stockholder approval for the First Exchange Proposal and the Second Exchange Proposal. The First Exchange Proposal and the Second Exchange Proposal are collectively referred to as the "Exchange Proposals".

     On July 18, 1997, the noon buying rate in The City of New York for cable transfers in United States dollars as certified for customs purposes by the Federal Reserve Bank of New York (the "Noon Buying Rate")was Cdn.$1.00 per $.7276.

REQUIRED VOTES

     The First Exchange Proposal, the Second Exchange Proposal and the Charter Proposal each will be voted upon separately by the stockholders of the Company. In addition, the Charter Proposal will be voted on separately by the holders of the Company's outstanding Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock, voting together as a single class. Approval of the First Exchange Proposal and the Second Exchange Proposal each requires the approval of a majority of the total votes cast on the proposal in person or by proxy by the holders of the Common Stock and Series B Preferred Stock voting together as a single class. Approval of the Charter Proposal requires (i) the approval of a majority of the voting power of all the outstanding shares of Common Stock and Series B Preferred Stock voting together as a single class and
(ii) the approval of a majority of the voting power of all the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock voting together as a single class. Each share of Class A Common Stock is entitled to one vote per share, each share of Class B Common Stock is entitled to ten votes per share, and, except with respect to clause (ii) above, each half share of Series B Preferred Stock is entitled to 4/5 of a vote per half share. For purposes of clause (ii) above, each share of Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock is entitled to one vote per share. Abstentions from voting will have the effect of a vote against the Proposals, and broker non-votes will have no effect except that the broker non-votes will have the effect of a vote against the Charter Proposal.

     As of the Record Date, Hollinger Inc. has a majority equity ownership interest in the Company, which consists of approximately 51.73% of the combined equity interest, and approximately 78.07% of the combined voting power, of the outstanding Common Stock and Series B Preferred Stock. Hollinger Inc. has sufficient voting power to approve the First Exchange Proposal and the Second Exchange Proposal regardless of the vote of any other stockholders. Hollinger Inc. also owns all the outstanding Series A Preferred Stock and Nonvoting Preferred Stock, which in the aggregate represent 8.1% of the outstanding shares of Preferred Stock. Hollinger Inc. has indicated that it will vote in favor of the Proposals. Consummation of the First Exchange and the Second Exchange is not conditioned upon the approval of the Charter Proposal.

PROXIES

     Stockholders of record on the Record Date (July 11, 1997) are entitled to cast their votes, in person or by properly executed proxy, at the Special Meeting. The presence, in person or by properly executed proxy, of the holders of a majority of the voting power attributable to the outstanding shares of Common Stock and Series B Preferred Stock is necessary to constitute a quorum at the Special Meeting. In addition, the presence, in person or by properly executed proxy, of the holders of a majority of the voting power attributable to the outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock is necessary to constitute a quorum at the Special Meeting with respect to the Charter Proposal.

     All shares represented at the Special Meeting by properly executed proxies received prior to or at the Special Meeting and not properly revoked will be voted at the Special Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted FOR approval of the Proposals. The Board of Directors of the Company does not know of any matters, other than the matters described in the Supplemental Notice of Special Meeting attached to this Second Supplement, that will come before the Special Meeting.

     If a quorum is not present at the time the Special Meeting is convened, or if for any other reason the Company believes that additional time should be allowed for the solicitation of proxies, the Company may adjourn or postpone the Special Meeting with a vote of the stockholders. If the Company proposes to adjourn or postpone the Special Meeting, the persons named in the enclosed proxy card will vote all shares for which they have voting authority in favor of such adjournment or postponement.

     The enclosed proxy card (which is printed in red ink) includes the newly-modified First Exchange Proposal and the Second Exchange Proposal and the Charter Proposal. WE ENCOURAGE YOU TO SUBMIT THIS NEW PROXY AND INDICATE YOUR VOTE ON ALL THREE PROPOSALS. Please note that if you have submitted any proxy and previously provided, it is no longer valid. ONLY THE ENCLOSED PROXY CARD WILL BE COUNTED AT THE SPECIAL MEETING.

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company, at or before the Special Meeting, a written notice of revocation bearing a date later than the date of the proxy, (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be sent to: Hollinger International Inc., 401 North Wabash Avenue, Chicago, Illinois 60611, Attention: Secretary.

     Proxies are being solicited by and on behalf of the Board of Directors of the Company. All expenses of this solicitation, including the cost of mailing this Proxy Statement, will be borne by the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Common Stock and Preferred Stock held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

OWNERSHIP BY HOLLINGER INC.

     Hollinger Inc. directly and indirectly owns approximately 51.73% of the combined equity interest and approximately 78.07% of the combined voting power of the outstanding Class A Common Stock, Class B Common Stock and Series B Preferred Stock of the Company (without giving effect to the future issuance of Class A Common Stock in connection with the Series A Preferred Stock or Series B Preferred Stock or the proposed issuances under the First Exchange Proposal and Second Exchange Proposal). As a result, Hollinger Inc. will be able to approve the First Exchange Proposal and the Second Exchange Proposal regardless of the vote of any other stockholders, as well as to continue to control the outcome of any election of directors and to direct management policy, strategic direction and financial decisions of the Company and its subsidiaries. Hollinger Inc. owns all of the outstanding Series A Preferred Stock, which is convertible at any time into shares of Class A Common Stock at the initial conversion price of the Canadian dollar equivalent of $14 per share. Based on the initial conversion price, 5,632,685 shares of Class A Common Stock would have been issuable as of July 21, 1997. In addition, UniMedia Holding owns all of the outstanding shares of Nonvoting Preferred Stock. Hollinger Inc.'s ownership of Series A Preferred Stock and Nonvoting Preferred Stock represents in the aggregate 8.1% of the outstanding shares of Preferred Stock. Hollinger Inc. has agreed to vote in favor of the Proposals.

     Hollinger Inc. is effectively controlled by The Hon. Conrad M. Black, Chairman of the Board and Chief Executive Officer of Hollinger Inc. and the Company, through his direct and indirect ownership and control of Hollinger Inc. securities.

                                 THE PROPOSALS

GENERAL

     The Company and Hollinger Inc. have made the following modifications to the Proposals contained in the First Supplement: (1) the number of shares of Series C Preferred Stock to be issued pursuant to the First Exchange and the Second Exchange has been reduced without affecting, in the aggregate, the principal economic, voting and optional conversion rights associated with such Series of Preferred Stock so that consummation of the First Exchange and the Second Exchange is not contingent upon approval of the Charter Proposal; (2) the terms of the Second Exchange have been modified so that the number of shares of Series C Preferred Stock to be issued in exchange for Series A Preferred Stock will be subject to reduction if the Board of Directors of the Company (or a duly authorized committee thereof) determines that the value thereof would exceed the aggregate redemption price of the shares of Series A Preferred Stock being exchanged therefor; (3) the Second Exchange has been modified to eliminate any requirement to issue additional shares of Class A Common Stock to Hollinger Inc.; (4) the terms of the Series C Preferred Stock have been modified to reduce the aggregate number of shares issuable upon the mandatory conversion thereof from 8,294,090 to 8,181,788, which is equivalent to an increase in the mandatory conversion price per share from approximately $10.85 to approximately $11.00;
(5) the Charter Proposal has been modified so that its approval will require the approval of a majority of the outstanding shares of Preferred Stock, voting together as a single class, in addition to the approval of a majority of the voting power of the outstanding Common Stock and Series B Preferred Stock, voting together as a single class; and (6) the Southam Proposal has been eliminated. In connection with its review of the settlement agreement (as discussed below under "Certain Stockholder Litigation"), the Special Committee was informed of the above described modifications to the Exchange Proposals. Each of the modified Proposals is described in detail below.

                          THE FIRST EXCHANGE PROPOSAL

REASONS FOR THE FIRST EXCHANGE

     In April 1997, Hollinger Inc. and the Company agreed that it would be beneficial to accelerate the consummation of the Canadian Newspaper Transaction (as defined in the Proxy Statement) so that, among other reasons, the Company could present the results of the acquired businesses in its first quarter financial statements. In light of the fact that the issuance of the Series C Preferred Stock and Class A Common Stock called for as part of the Canadian Newspaper Transaction would require stockholder approval, the Company and Hollinger Inc. entered into the Exchange Agreement. See "Background of the Canadian Newspaper Transaction" in the Proxy Statement.

TERMS OF THE AMENDED AND RESTATED EXCHANGE AGREEMENT

     The Company, Hollinger Inc. and UniMedia Holding entered into the Exchange Agreement as a condition to the closing of the Purchase Agreements (as defined in the Proxy Statement) entered into in connection with the Canadian Newspaper Transaction, as more fully described in the Proxy Statement dated May 21, 1997. Pursuant to the Purchase Agreements, (i) the Company agreed to call a special meeting of the holders of its Common Stock and Series B Preferred Stock to approve the issuance to UniMedia Holding under the Exchange Agreement of Class A Common Stock and Series C Preferred Stock in exchange for the Series 1 Nonvoting Preferred Stock and the Series 2 Nonvoting Preferred Stock, and (ii) Hollinger Inc., which holds directly or indirectly approximately 78.07% of the total voting power of the Common Stock and Series B Preferred Stock, agreed to vote in favor of the proposed issuance. On July 21, 1997, the Company, Hollinger Inc. and UniMedia Holding entered into an Amended and Restated Exchange Agreement (the "Amended and Restated Exchange Agreement").

     The Amended and Restated Exchange Agreement provides that within five business days of obtaining the required affirmative stockholder vote with respect to the First Exchange Proposal, the Company will issue to UniMedia Holding the following securities in exchange for all issued and outstanding shares of Nonvoting Preferred Stock: (i) 1,547,474 newly issued shares of Class A Common Stock in exchange for all 23,267 shares of Series 1 Nonvoting Preferred Stock; (ii) 829,409 newly issued shares of Series C Preferred Stock (including up to 8,181,788 shares of Class A Common Stock into which such shares are convertible) in exchange for all 124,704 shares of the First Tranche of the Series 2 Nonvoting Preferred Stock; and (iii) 1,659,571 newly issued shares of Class A Common Stock in exchange for all 24,954 shares of the Second Tranche of the Series 2 Nonvoting Preferred Stock. Upon completion of the exchange contemplated by the Amended and Restated Exchange Agreement, all outstanding shares of Nonvoting Preferred Stock will be canceled. The number of shares to be issued was determined by reference to the Adjusted Market Price (as defined in the Amended and Restated Exchange Agreement) of the Class A Common Stock for the ten trading days ending five business days prior to the mailing date of the Proxy Statement.

     The Amended and Restated Exchange Agreement also provides for the contemporaneous execution and delivery by the Company, Hollinger Inc., UniMedia Holding and 1159670 Ontario Limited, a wholly owned subsidiary of Hollinger Inc., of the Second Amended and Restated Exchange Agreement. See "The Second Exchange Proposal -- Terms of the Second Amended and Restated Exchange Agreement".

     The Company also has agreed, that at the request of Hollinger Inc., it will take commercially reasonable efforts to cause the registration under the Securities Act of 1933 of the shares of Class A Common Stock and Series C Preferred Stock (and the shares of Class A Common Stock issuable upon the conversion of the Series C Preferred Stock) issued as a result of the exchanges contemplated by the Amended and Restated Exchange Agreement, and to list such shares on the NYSE as soon as practicable.

     In the event stockholder approval of the First Exchange Proposal is not obtained, the shares of Nonvoting Preferred Stock will remain outstanding in accordance with their terms. If the requisite stockholder approval of the First Exchange Proposal is not obtained, all (but not less than all) of the Nonvoting Preferred Stock may be sold or transferred to a third party, subject to compliance with all applicable laws, agreement by the pledgee or transferee to be bound by the terms of the Amended and Restated Exchange Agreement and receipt of a legal opinion, and the issuances contemplated by the Second Exchange will not occur.

     A copy of the Amended and Restated Exchange Agreement is attached to this Second Supplement as Annex 1 and is incorporated by reference herein in its entirety. The Amended and Restated Exchange Agreement amends and restates in its entirety the Amended and Restated Exchange Agreement attached as Annex B to the Proxy Statement dated May 21, 1997.

TERMS OF THE SERIES C PREFERRED STOCK

     In connection with the First Exchange Proposal, the Company proposes to issue 829,409 shares of Series C Preferred Stock to Hollinger Inc. in exchange for the First Tranche of the Series 2 Nonvoting Preferred Stock. The Series C Preferred Stock will rank senior in right and priority of payment to the

Common Stock, junior to the Company's outstanding Series A Preferred Stock and on a parity with the Series B Preferred Stock as to dividends and upon liquidation. The Series C Preferred Stock is mandatorily convertible into shares of Class A Common Stock on June 1, 2001 (the "Series C Mandatory Conversion Date"), and the Company will have the option to redeem the shares of Series C Preferred Stock, in whole or in part, at any time on or after June 1, 2000 and prior to the Series C Mandatory Conversion Date.

     Holders of the Series C Preferred Stock will be entitled to receive cumulative dividends at a rate of 9 1/2% per annum of the stated liquidation amount of $108.51 per share of the Series C Preferred Stock, payable quarterly in arrears on the first day of March, June, September and December, commencing September 1, 1997 and to, but not including, the Series C Mandatory Conversion Date. Dividends cease to accrue on the earlier of the Series C Mandatory Conversion Date, the date of conversion of the Series C Preferred Stock or the date of the redemption of the Series C Preferred Stock.

     On the Series C Mandatory Conversion Date, unless previously redeemed or converted, each share of Series C Preferred Stock will mandatorily convert into
(i) 9.8646 shares of Class A Common Stock, subject to adjustment in certain events, and (ii) the right to receive cash in an amount equal to all accrued and unpaid dividends thereon.

     Shares of Series C Preferred Stock are not redeemable prior to June 1, 2000. At any time and from time to time on or after June 1, 2000 until immediately prior to the Series C Mandatory Conversion Date, the Company may redeem any or all of the outstanding shares of Series C Preferred Stock. Upon any such redemption, each holder will receive, in exchange for each share of Series C Preferred Stock, a number of shares of Class A Common Stock equal to the greater of (i) the Call Price (as defined) divided by the Current Market Price (as defined) of the Class A Common Stock and (ii) 8.503 shares of Class A Common Stock. The "Call Price" is the sum of (i) $111.15 on and after June 1, 2000 to and including August 31, 2000; or $110.47 on and after September 1, 2000 to and including November 30, 2000; or $109.82 on and after December 1, 2000 to and including February 28, 2001; or $109.16 on and after March 1, 2001 to and including May 31, 2001; or $108.51 (equal to the stated liquidation amount) on the Series C Mandatory Conversion Date; and (ii) all accrued and unpaid dividends thereon to but not including the date fixed for redemption. The "Current Market Price" per share of Class A Common Stock on any date of determination means the lesser of (x) the average of the Closing Prices (as defined) of the Class A Common Stock for the 15 consecutive trading days ending on and including the date of determination and (y) the Closing Price for such date of determination. The "Closing Price" on any day means the last reported sales price of the Class A Common Stock on the NYSE, or if not listed thereon, the Nasdaq National Market, or the average of the bid and ask prices on the over-the-counter market, as appropriate.

     At any time prior to the Series C Mandatory Conversion Date, unless previously redeemed, each share of Series C Preferred Stock is convertible at the option of the holder thereof into 8.503 shares of Class A Common Stock, subject to adjustment.

     The holders of Series C Preferred Stock have the right to vote together as a single class with the holders of Common Stock and Series B Preferred Stock in the election of Directors and upon each other matter coming before the stockholders of the Company on the basis of ten votes per share of Series C Preferred Stock, except as otherwise provided by law or the Company's Restated Certificate. In addition, (i) whenever dividends on the Series C Preferred Stock or any other series of Preferred Stock with like voting rights are in arrears and unpaid for six quarterly dividend periods, and in certain other circumstances, the holders of all Series C Preferred Stock (voting separately as a class) will be entitled to vote, on the basis of ten votes for each share of Series C Preferred Stock, for the election of two directors of the Company, such directors to be in addition to the number of directors constituting the Board of Directors immediately prior to the accrual of such right, and (ii) the holders of Series C Preferred Stock may have voting rights with respect to certain alterations of the Company's Restated Certificate and certain other matters, voting on the same basis or separately as a series.

     See "The Exchange Proposal -- Interests of Certain Persons in the Exchange Proposal" in the May 21, 1997 Proxy Statement.

                          THE SECOND EXCHANGE PROPOSAL

REASONS FOR THE SECOND EXCHANGE

     The Second Exchange Agreement was entered into at the request of Hollinger Inc. to increase its flexibility and as part of its general tax, financing and corporate planning in connection with its holding of the Company's securities. The Second Exchange is designed to enable Hollinger Inc. to shift Canadian tax basis from the Series C Preferred Stock to be received in the First Exchange to the shares of Series D Preferred Stock to be issued to Hollinger Inc. or its subsidiary in the Second Exchange.

     Hollinger Inc. advised the Company that the Second Exchange was important to it for two reasons. First, at the request of the Company, the Canadian Newspaper Transaction was structured to ensure that the operating subsidiaries of Hollinger Inc. being acquired by the Company obtained a stepped-up tax basis in the underlying assets being acquired, thereby maximizing the depreciable and amortizable basis of the assets of the acquired businesses. As a result, the Company has higher depreciation and amortization expense available to offset Canadian taxable income earned in the future by the acquired businesses.

     Second, the recent offer to purchase common shares of Southam made by Hollinger Canadian Publishing Holdings Inc., a Canadian company in the Company's consolidated group, has resulted in the acceleration of the redemption rights of the holders of Hollinger Inc.'s outstanding Southam-linked convertible debentures. The Board of Directors of the Company determined that the offer to purchase the common shares of Southam was in the best interest of the Company. In connection with its review of the offer to purchase, Hollinger Inc. advised the Company that it expected to exercise its right to require the Company to purchase all or a portion of the Series A Preferred Stock to generate proceeds to satisfy any exercise of such accelerated redemption rights by holders of Southam-linked convertible debentures. The Second Exchange is intended to reduce the tax cost to Hollinger Inc. associated with the redemption of the Series A Preferred Stock by substituting in exchange therefor the higher basis Series D Preferred Stock.

TERMS OF THE SECOND AMENDED AND RESTATED SECOND EXCHANGE AGREEMENT

     The Company, Hollinger Inc., UniMedia Holding and another subsidiary of Hollinger Inc. entered into the Second Amended and Restated Second Exchange Agreement (the "Second Amended and Restated Second Exchange Agreement") pursuant to which the Company, subject to stockholder approval, agreed to issue (a) 721,165 shares, subject to reduction as described below, of the Company's newly-authorized Series C Preferred Stock (including up to 7,114,004 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible) in exchange for 739,500 shares of Series A Preferred Stock; and (b) 739,500 shares of newly-authorized Series D Preferred Stock (including the shares of Class A Common Stock into which such shares are convertible) in exchange for 721,165 shares, subject to reduction as aforesaid, of Series C Preferred Stock issued in the First Exchange, subject to reduction as described below.

     The number of shares of Series C Preferred Stock to be issued by the Company in the Second Exchange (and the number to be acquired by the Company in exchange for the Series D Preferred Stock) is subject to reduction if the Board of Directors of the Company (or a duly authorized committee thereof) determines, based on the advice of a nationally recognized investment banking firm experienced in the valuation of securities, that the aggregate value of the shares of Series C Preferred Stock to be issued in the Second Exchange, calculated as of the close of business on the trading day immediately preceding the date of consummation of such exchange, is greater than the Aggregate Redemption Price (as defined below) of the Series A Preferred Stock to be exchanged for such shares of Series C Preferred Stock in the Second Exchange. The "Aggregate Redemption Price" is defined as the product of (i) 739,500 (the number of shares of Series A Preferred Stock to be exchanged for such shares of Series C Preferred Stock) and (ii) the redemption price for the Series A Preferred Stock of Cdn. $146.625 per share (which is equivalent to $106.84, based on the Noon Buying Rate). In the event that the Board of Directors of the Company (or a duly authorized committee thereof) makes such a determination, the number of shares of Series C Preferred Stock to be issued in the Second Exchange (and the number to be acquired by the Company in exchange for Series D Preferred Stock) will be reduced to the greatest whole number of shares of Series C Preferred Stock the value of which, determined by the Board of Directors (or a duly authorized committee thereof) as set forth above, does not exceed the Aggregate Redemption Price of the Series A Preferred Stock.

     The Second Exchange, as contemplated by the Second Amended and Restated Second Exchange Agreement, would occur immediately following the First Exchange, subject to receiving the requisite approval of the stockholders of the Company. A copy of the Second Amended and Restated Second Exchange Agreement is attached to this Supplement as Annex 2 and is incorporated by reference herein in its entirety. The Second Amended and Restated Second Exchange Agreement amends and restates in its entirety the Amended and Restated Second Exchange Agreement attached as Annex 1 to the Supplemental Proxy Statement dated May 21, 1997.

     See "The Second Exchange Proposal -- Interests of Certain Persons in the Second Exchange Proposal" and "-- Terms of Series D Preferred Stock" in the First Supplement dated July 11, 1997 and "The Company -- Certain Relationships and Related Transactions" in the Proxy Statement dated May 21, 1997.

                              THE CHARTER PROPOSAL

     For a discussion of the Charter Proposal, see "The Charter Proposal" in the Proxy Statement dated May 21, 1997.

     In addition, holders of shares of the Company's outstanding Preferred Stock, including the Series B Preferred Stock, should be aware that approval by the stockholders of the Company, including by the holders of Preferred Stock voting together as a single class, of the Charter Proposal will not in any way limit the right of holders of Series B Preferred Stock to approve the issuance of senior Preferred Stock. Under the Certificate of Designations for the Series B Preferred Stock, as long as any shares of Series B Preferred Stock remain outstanding, the affirmative vote or consent of the holders of at least 66 2/3% of the shares thereof actually voting (voting separately as a class) in person or by proxy at any annual meeting or special meeting of the shareholders called for such purpose, or by written consent, shall be necessary to authorize or create, or increase the authorized amount of, any series of Preferred Stock ranking senior to the Series B Preferred Stock as to the payment of dividends or the distribution of assets upon liquidation.

     Consummation of the Exchange Proposals is not contingent upon approval of the Charter Proposal.

                         CERTAIN STOCKHOLDER LITIGATION

     On July 14, 1997, the Company received a Notice of Motion for a Temporary Restraining Order and a Verified Complaint, filed on behalf of one individual who owns shares of Class A Common Stock and Series B Preferred Stock and who is seeking to be certified as representative of a class of holders of Class A Common Stock and Series B Preferred Stock. The complaint also names as defendants Hollinger Inc. and the directors of the Company (collectively, the "Defendants"). The complaint initially sought a temporary restraining order barring the Company from holding the July 21 stockholders meeting. A hearing had been scheduled for Friday, July 18 on the plaintiff's motion, but the parties agreed to adjourn indefinitely such hearing. The complaint seeks injunctive and monetary relief based on (i) alleged violations of the provisions of the Delaware General Corporation Law that would require (a) a vote of the holders of the Company's Preferred Stock voting together as a single class to authorize the Charter Proposal and (b) that the Series A Preferred Stock to be exchanged for shares of Series C Preferred Stock in the Second Exchange not be acquired by the Company at a value in excess of its then current redemption price, (ii) alleged breaches by Hollinger Inc. and the Company's directors of their fiduciary duties in connection with the disclosures contained in the Supplemental Proxy Statement and the previously scheduled July 21 stockholders meeting and (iii) alleged breaches by Hollinger Inc. and the Company's directors of their fiduciary duties in connection with the Exchange Proposal as described in the Supplement and the Proxy Statement. On July 18, 1997, the parties to the stockholder litigation reached an agreement to settle this litigation on the following terms, all of which are reflected in this Second Supplement, subject to court approval:

          1. the Defendants agreed to postpone the Special Meeting until a date not earlier than ten days after the mailing of this Second Supplement, which the Defendants agreed would not occur before July 18, 1997. In addition, the Defendants permitted the plaintiff's attorneys at Prickett, Jones, Elliot, Kristol & Schnee to review a draft of this Second Supplement prior to mailing and have considered their comments;

          2. the Defendants agreed that, in addition to the vote of the holders of the Company's Class A Common Stock, Class B Common Stock and Series B Preferred Stock voting together as a single class, the Charter Proposal would be submitted for approval by a majority vote of the holders of all outstanding shares of Series A Preferred Stock, Series B Preferred Stock and Nonvoting Preferred Stock voting together as a single class;

          3. the Defendants agreed to restructure the Exchange Proposals so that the aggregate number of outstanding shares of Preferred Stock, after giving effect to the consummation of the Exchange Proposals, would not exceed the 20,000,000 shares of Preferred Stock that are currently authorized to be issued;

          4. the Defendants agreed to restructure the Second Exchange Proposal to ensure that the value of the shares of Series C Preferred Stock issued by the Company in exchange for 739,500 shares of Series A Preferred Stock on or about the date of consummation of such exchange does not exceed the aggregate redemption price of such shares of Series A Preferred Stock;

          5. the Defendants agreed to alter the terms of the Series C Preferred Stock to reduce the potential dilution to existing stockholders upon a mandatory conversion of the Series C Preferred Stock into shares of Class A Common Stock by reducing the number of shares to be issued upon a mandatory conversion by 112,302 (or, stated otherwise, by reducing the mandatory conversion ratio from 1:10 to 1:9.8646); and

          6. the Defendants agreed to eliminate the Southam Proposal.

     Upon final approval of the settlement by the court, plaintiff's counsel will petition the court for an award of attorneys fees and expenses, which will be paid by the Company. Plaintiff's counsel has agreed to submit a request for, and the Defendants have agreed not to oppose, court approval of $600,000 in attorneys fees and expenses actually and reasonably incurred not in excess of $20,000.

     The Special Committee of the Board of Directors of the Company reviewed the terms of the settlement agreement, which it viewed as favorable to the Company, and authorized the appropriate officers of the Company to enter into amendments or modifications to the documentation relating to the Canadian Newspaper Transaction to effect the terms of such settlement agreement.

                                 OTHER MATTERS

     The Board of Directors does not know of any other business which will come before the Special Meeting for action by the stockholders other than the matters specified in the accompanying Supplemental Notice of Special Meeting. If any other matters requiring a stockholder vote properly come before the meeting, the persons appointed in the enclosed proxy will vote in accordance with their discretion with respect to such matters.

                                        Kenneth L. Serota
                                        Vice President-Law & Finance and
                                        Secretary
Chicago, Illinois
July 21, 1997

                                                                         ANNEX I

                          HOLLINGER INTERNATIONAL INC.
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611

                                 JULY 21, 1997

Hollinger Inc.
UniMedia Holding Company
10 Toronto Street
Toronto, Ontario
Canada M5C 2B7

Attention:  Mr. John A. Boultbee, Vice-President,
          Finance and Treasury

            Re:  Amended and Restated First Exchange Agreement

Dear Mr. Boultbee:

     This letter ("Amended and Restated First Exchange Agreement") amends and restates in its entirety that certain Exchange Agreement dated as of April 18, 1997 (the "First Exchange Agreement").

     Reference is hereby made to (i) the UniMedia Class A Stock Purchase Agreement dated as of April 18, 1997 ("UniMedia A Agreement") among Hollinger Inc., a corporation continued under the laws of Canada ("Hollinger"), UniMedia Holding Company, a company amalgamated under the laws of Nova Scotia ("UniMedia"), and Hollinger International Inc., a Delaware corporation ("International"), relating to the purchase of all of the outstanding Class A Common Shares of UniMedia Newspapers Company, a Nova Scotia unlimited liability company ("UniMedia Newspapers Company"); (ii) the UniMedia Class B Stock Purchase Agreement dated as of April 18, 1997 ("UniMedia B Agreement") among Hollinger, UniMedia, and International relating to the purchase of all of the outstanding Class B Common Shares of UniMedia Newspapers Company (the UniMedia A Agreement and the UniMedia B Agreement being referred to collectively as the "Purchase Agreements"); (iii) the Exchange Agreement dated as of April 18, 1997 among Hollinger, UniMedia and International (the "First Exchange Agreement"); and (iv) that certain Officer's Certificate dated May 20, 1997, delivered by International and acknowledged by Hollinger and UniMedia (the "Officer's Certificate") setting forth, among other things, the number of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock") and Series C Convertible Preferred Stock, par value $.01 per share ("Series C Preferred Stock") of International to be issued pursuant to the First Exchange Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the First Exchange Agreement.

     In consideration of the purchase of the outstanding Class B Common Shares of UniMedia Newspapers Company, International issued to UniMedia 23,267 newly issued shares of Series 1 Nonvoting Preferred Stock at a stated issue price of Cdn. $1,000 per share ("Series 1 Nonvoting Preferred Stock") and cash in the amount of Cdn. $100,000. In consideration of the purchase of the outstanding Class A Common Shares of UniMedia Newspapers Company, International issued to UniMedia 149,658 shares of Series 2 Nonvoting Preferred Stock at a stated issue price of Cdn. $1,000 per share ("Series 2 Nonvoting Preferred Stock"), and cash in the amount of Cdn. $19,373,000. The parties' respective obligations to close the transactions contemplated by the Purchase Agreements were expressly conditioned upon the execution and delivery of the First Exchange Agreement, in order to facilitate the closing of such transactions while ensuring that International would not be obligated to issue shares of its voting securities to Hollinger Inc. or its subsidiaries (as originally contemplated by the parties) prior to having obtained stockholder approval of such issuance.

     The shares of Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock issued pursuant to the Purchase Agreements (collectively, "Nonvoting Preferred Stock") will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and will not be transferable by UniMedia without the prior written consent of International, except as provided below. No sale, transfer, or other disposition of any share or shares of Nonvoting Preferred Stock shall be valid or effectual for any purpose whatsoever, and International shall not be obligated to recognize or give any effect to any purported such sale, transfer or other disposition, other than a sale, transfer or disposition to a Subsidiary or Affiliate (as such terms are defined in International's Restated Certificate of Incorporation, as amended) of Hollinger unless and until International, by resolution duly adopted by its Board of Directors, shall first have consented to the proposed sale, transfer or other disposition and approved the proposed transferee; provided, however, that, subject to the next sentence hereof, (a) UniMedia, Hollinger or any Subsidiary or Affiliate of Hollinger may pledge such shares to a pledgee pursuant to a bona fide pledge of such shares as collateral security for indebtedness or other obligations due to the pledgee, and (b) UniMedia may sell, transfer or otherwise dispose of all (but not less than all) such shares to a third party at any time after the Stockholders Meeting (as hereinafter defined) but only if the requisite Stockholder Approval (as hereinafter defined) has not been obtained at the Stockholders Meeting or any postponement or adjournment(s) thereof. Notwithstanding the provisions of clauses (a) and (b) above, no such pledge, sale, transfer or other disposition shall be effectual unless, as a condition prior thereto: (A) such pledge, sale, transfer or other disposition shall be completed in accordance with all applicable laws, including without limitation the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder and Canadian securities laws and regulations thereunder;
(B) the shares so pledged, sold, transferred or disposed shall remain subject to the provisions of this Amended and Restated First Exchange Agreement, and any transferee thereof (whether by or following foreclosure, realization or other similar action by the pledgee in the case of pledged shares, or by or following the purchase by or transfer to a third party in the case of any other sale, transfer or other disposition) shall have consented, in a writing addressed to International, to be bound by the provisions of this Amended and Restated First Exchange Agreement, including but not limited to the restrictions on transfer set forth in this paragraph which, for greater certainty, will continue in effect with respect to any proposed sale, transfer or other disposition of shares by such third party; and (C) International shall have received a written opinion, from counsel reasonably acceptable to International, confirming the matters referred to in clauses (A) and (B), above.

     The authorized capital stock of International currently consists of 250,000,000 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), 50,000,000 shares of Class B Common Stock, par value $.01 per share ("Class B Common Stock"), and 20,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock"), of which 68,604,354 shares of Class A Common Stock, 14,990,000 shares of Class B Common Stock, 739,500 shares of Series A Redeemable Convertible Preferred Stock ("Series A Preferred Stock"), 10,350,000 shares of Series B Convertible Preferred Stock ("Series B Preferred Stock"), 23,267 shares of Series 1 Nonvoting Preferred Stock, and 149,658 shares of Series 2 Nonvoting Preferred Stock are issued and outstanding as of July 11, 1997. In order to comply with New York Stock Exchange ("NYSE") rules relating to issuance of shares to certain related parties, International has agreed to call a special meeting of the holders of International's Class A Common Stock, Class B Common Stock and Preferred Stock (the "Stockholders Meeting") as soon as practicable after the date hereof in accordance with the Securities Exchange Act of 1934, as amended, the applicable rules and regulations of the Securities and Exchange Commission thereunder, and the applicable rules of the NYSE. At the Stockholders Meeting, the stockholders of International will be requested, among other matters, to consider and vote upon the following proposals: (i) to permit the issuance by International of authorized but unissued shares of Class A Common Stock upon exchange by UniMedia of all shares of Series 1 Nonvoting Preferred Stock and the Second Tranche Shares (as hereinafter defined) of the Series 2 Nonvoting Preferred Stock in accordance with this Amended and Restated First Exchange Agreement; (ii) to permit the issuance by International of authorized but unissued shares of Series C Preferred Stock (having the relative rights and preferences set forth in the form of Certificate of Designations attached hereto as Annex 1) upon exchange by UniMedia of all of the First Tranche Shares (as hereinafter defined) of the Series 2 Nonvoting Preferred Stock in accordance with this Amended and Restated First Exchange Agreement;
(iii) to permit the issuance by

International of authorized but unissued shares of Class A Common Stock upon conversion of the Series C Preferred Stock as provided therein; (iv) to permit the issuance by International of authorized but unissued shares of Series C Preferred Stock and Series D Redeemable Convertible Preferred Stock, par value $.01 of International ("Series D Preferred Stock") upon the exchange by Hollinger (or another subsidiary thereof) or UniMedia of shares of Series A Preferred Stock and Series C Preferred Stock pursuant to the Second Amended and Restated Second Exchange Agreement (as hereinafter defined); and (v) to increase the authorized capital of International from 20 million shares to 120 million shares of Preferred Stock. Hollinger Inc. has agreed to vote or cause to be voted all shares of Class A Common stock, Class B Common Stock and Preferred Stock of International held by it or its subsidiaries in favor of all such proposals and any other proposals relating thereto.

     Within five (5) business days after obtaining the affirmative vote of the holders of a majority of the total votes cast with regard to items (i) through
(iii) of the proposals described above ("Stockholder Approval"), International shall issue to Hollinger or UniMedia the following securities in exchange for all (but not less than all) issued and outstanding shares of Nonvoting Preferred Stock of all series (the "Exchange"):

          (i) in exchange for all 23,267 shares of Series 1 Nonvoting Preferred Stock, 1,547,474 shares of Class A Common Stock (such number of Class A Common Stock having been determined by dividing (x) U.S. $16,791,794 (which the parties have agreed is the approximate U.S. dollar equivalent of Cdn. $23,267,000 using the inverse of the Noon Buying Rate on the Determination
     Date) by (y) the Adjusted Market Price of Class A Common Stock on the Determination Date (as all such terms are defined below);

          (ii) in exchange for the First Tranche Shares, 829,409 shares of Series C Preferred Stock (such number of shares of Series C Preferred Stock having been determined by (A) dividing (I) U.S. $90,000,000 (which the parties have agreed is the approximate U.S. dollar equivalent of the First Tranche Amount using the inverse of the Noon Buying Rate on the Determination Date) by (II) the Adjusted Market Price of Class A Common Stock on the Determination Date (as all such terms are defined below) and then (B) dividing the resulting amount by 10); and

          (iii) in exchange for the Second Tranche Shares, 1,659,571 shares of Class A Common Stock (such number of shares of Class A Common Stock having been determined by dividing (x) the U.S. $18,008,178 (which the parties have agreed is the approximate U.S. dollar equivalent of the Second Tranche Amount using the inverse of the Noon Buying Rate on the Determination Date) by (y) the Adjusted Market Price of Class A Common Stock on the Determination Date (as all such terms are defined below).

For purposes hereof: (A) the "Noon Buying Rate" means the noon buying rate in The City of New York for cable transfers in United States dollars as certified for customs purposes by the Federal Reserve Bank of New York; (B) the "Noon Buying Rate" on the Determination Date means 1.3856; (C) the "Adjusted Market Price" means $10.8511, which is the greater of (I) the amount per share determined by multiplying 1.05 by the Market Price and (II) U.S. $ 9.00 per share; (D) the "Market Price" means $10.3344, which is the weighted average market price per share of Class A Common Stock on the NYSE (taking into account the actual sale prices and the respective number of shares of Class A Common Stock so sold in each sale transaction on the NYSE) for the ten (10) trading day period ending on the Determination Date as reported by Bloomberg; (E) the "Determination Date" means May 14, 1997, which was the date that was five (5) business days prior to the mailing by International of the definitive version of the original proxy solicitation materials (the "Proxy Statement") to stockholders of record of International with respect to the Stockholders Meeting; (F) the "First Tranche Amount" means Cdn. $124,704,000, which is the Canadian dollar equivalent of U.S. $90,000,000 using the Noon Buying Rate on the Determination Date; (G) the "First Tranche Shares" means 124,704 shares of Series 2 Nonvoting Preferred Stock, determined by (I) dividing the First Tranche Amount by the Canadian Dollar Balance, and then (II) multiplying the resulting fractional amount (rounded to the fifth decimal place) by 149,658; (H) the "Second Tranche Amount" means Cdn. $24,954,000, which is the remaining amount of the Canadian Dollar Balance after subtracting the First Tranche Amount; (I) the "Canadian Dollar Balance" means $149,658,000; and (J) the "Second Tranche Shares" means 24,954 shares of the Series 2 Nonvoting Preferred Stock, determined by subtracting from the Series 2 Nonvoting Preferred Stock issued to UniMedia the First Tranche Shares.

     All of the foregoing terms and amounts were previously determined by the parties in accordance with the Purchase Agreements, the First Exchange Agreement and the Officer's Certificate, other than the number of shares of Series C Preferred Stock to be issued as specified in clause (ii) above, which number of shares, and certain terms of such Preferred Stock, are being modified by the parties as reflected in this Amended and Restated First Exchange Agreement and Annex 1 hereto.

     International, Hollinger, UniMedia, and/or any other direct or indirect wholly owned subsidiary of Hollinger (as Hollinger may designate) will enter into contemporaneously with this Amended and Restated First Exchange Agreement the Second Amended and Restated Second Exchange Agreement, substantially in the form of Annex 2 attached hereto ("Second Amended and Restated Second Exchange Agreement"). Hollinger will cause UniMedia and/or any other direct or indirect wholly owned subsidiary of Hollinger (as Hollinger may designate) to execute and deliver the Second Amended and Restated Second Exchange Agreement, as such agreement may be amended, and perform their respective obligations thereunder.

     The Exchange shall be mandatory upon receipt of the Stockholder Approval and shall not require any request or other action by, or notice to, Hollinger, UniMedia or International. Immediately upon the Exchange dividends will cease to accrue in respect of shares of Nonvoting Preferred Stock. Hollinger and UniMedia will promptly tender all stock certificates evidencing shares of Nonvoting Preferred Stock in order to permit International to complete the Exchange.

     Upon the completion of the Exchange after Stockholder Approval is obtained, the outstanding shares of Nonvoting Preferred Stock will be cancelled. The shares of Class A Common Stock and Series C Preferred Stock issued upon the Exchange will not be registered under the Securities Act at the time of issuance. At the request of Hollinger, International agrees to take commercially reasonable efforts to cause the registration under the Securities Act of the shares of Class A Common Stock and Series C Preferred Stock issued to UniMedia upon the Exchange (and the shares of Class A Common Stock issuable upon conversion of the Series C Preferred Stock) and to list such newly issued shares of Class A Common Stock and Series C Preferred Stock on the NYSE, in each case as soon as practicable after the issuance thereof.

     In the event Stockholder Approval is not obtained at the Stockholders Meeting or any adjournment or postponement thereof, the shares of Nonvoting Preferred Stock will remain outstanding, subject to redemption at the option of the holder in accordance with their terms or transfer in accordance with the provisions of this Amended and Restated First Exchange Agreement.

     This Agreement may be amended or modified, but only by a written agreement that identifies this Amended and Restated First Exchange Agreement and is signed by all of the parties hereto. Any such amendment or modification shall be effective as to International only if in a writing signed by the Chairman of the Special Committee of independent members of the Board of Directors of International (the "Special Committee") on behalf of International. In addition, International shall not waive any obligations of Hollinger or UniMedia hereunder or any other benefits to International arising under this Amended and Restated First Exchange Agreement unless approved by the Board of Directors of International following receipt of a favorable recommendation thereof by the Special Committee. Execution of this Amended and Restated First Exchange Agreement by or on behalf of the parties hereto shall be deemed to cure all defects, if any, in the execution of the First Exchange Agreement.

     This Amended and Restated First Exchange Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                                          Very truly yours,

                                          HOLLINGER INTERNATIONAL INC.

                                          By: /s/ KENNETH L. SEROTA
                                            ------------------------------------
                                              Name: Kenneth L. Serota
                                              Title:  Vice President-Law &
                                                      Finance and Secretary

Agreed and Accepted
this 21st day of July, 1997:

HOLLINGER INC.

By: /s/ J. A. BOULTBEE
    ----------------------------------
    Name: J. A. Boultbee
    Title: Vice-President, Finance and
    Treasury

UNIMEDIA HOLDING COMPANY

By: /s/ J. A. BOULTBEE
    ----------------------------------
    Name: J. A. Boultbee
    Title: President

                                                                        ANNEX II

                          HOLLINGER INTERNATIONAL INC.
                            401 NORTH WABASH AVENUE
                            CHICAGO, ILLINOIS 60611

                                 JULY 21, 1997

Hollinger Inc.
UniMedia Holding Company
10 Toronto Street
Toronto, Ontario Canada M5C2B7

Attention: Mr. John A. Boultbee, Vice-President,
           Finance and Treasury

           Re: Second Amended and Restated Second Exchange Agreement

Dear Mr. Boultbee:

     This letter ("Second Amended and Restated Second Exchange Agreement") amends and restates in its entirety that certain Amended and Restated Second Exchange Agreement dated as of July 3, 1997.

     Reference is hereby made to the Amended and Restated First Exchange Agreement dated as of July 21, 1997 ("Amended and Restated First Exchange Agreement") among Hollinger Inc., a corporation continued under the laws of Canada ("Hollinger"), UniMedia Holding Company, a company amalgamated under the laws of Nova Scotia ("UniMedia"), and Hollinger International Inc., a Delaware corporation ("International"), relating to the issuance to UniMedia of shares of Series 1 Nonvoting Preferred Stock and of Series 2 Nonvoting Preferred Stock of International and the exchange by UniMedia and International ("First Exchange") of the shares of Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock for shares of Class A Common Stock and Series C Preferred Stock of International in accordance with the terms, and subject to the conditions, set forth in the Amended and Restated First Exchange Agreement. All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Amended and Restated First Exchange Agreement.

     As soon as practicable, but in any event no later than five (5) business days, after completion of the First Exchange, International shall issue (the "Second Exchange"): (x) to Hollinger or any other direct or indirect subsidiaries of Hollinger as Hollinger may designate (any such subsidiary a "Designated Subsidiary"), 721,165 shares of Series C Preferred Stock (subject to adjustment as set forth below) in exchange for 739,500 shares of Series A Redeemable Convertible Preferred Stock, par value $.01 per share, of International ("Series A Preferred Shares") and (y) to UniMedia or a Designated Subsidiary, 739,500 shares of Series D Redeemable Convertible Preferred Stock of International having the relative rights and preferences set forth in the form of Certificate of Designations attached hereto as Annex 1 ("Series D Preferred Stock") in exchange for 721,165 shares of Series C Preferred Stock (subject to adjustment as set forth below) ("UniMedia Series C Preferred Shares") issued to UniMedia pursuant to the First Exchange (which shall be immediately cancelled).

     The number of shares of Series C Preferred Stock to be issued by International pursuant to clause (x), above, and the number of shares of Series C Preferred Stock to be acquired by International pursuant to clause (y), above, is subject to reduction if the Board of Directors of International (or a duly authorized committee thereof) determines, based on the advice of a nationally recognized investment banking firm experienced in the valuation of securities, that the aggregate value of the shares of Series C Preferred Stock to be issued in the Second Exchange, calculated as of the close of business on the trading day immediately preceding the date of consummation of such exchange, is greater than the Aggregate Redemption Price (as defined below) of the Series A Preferred Shares to be acquired in the Second Exchange. The "Aggregate Redemption Price" is defined as the product of (i) 739,500 (the number of Series A Preferred Shares to be exchanged for such shares of Series C Preferred Stock) and (ii) the redemption price for the Series A Preferred Shares of Cdn. $146.625 per share. In the event that the Board of Directors of International (or a duly authorized committee thereof) makes such a determination, the number of shares of Series C Preferred Stock to be issued in the Second Exchange (and the number of UniMedia Series C Preferred Shares to be acquired by International in exchange for Series D Preferred Stock) shall be reduced to the greatest whole number of shares of Series C Preferred Stock the value of which, determined by the Board of Directors (or a duly authorized committee thereof) as set forth above, does not exceed the Aggregate Redemption Price of the Series A Preferred Shares.

     Hollinger, as soon as practicable but in any event no later than the date of the Stockholders Meeting, will furnish to International a certificate ("Officer's Certificate"), executed by a duly authorized officer of Hollinger, identifying each of the Designated Subsidiaries (if any) that will be party to each exchange described above.

     The Second Exchange shall be mandatory and shall not require any request or other action by, or notice to, Hollinger, UniMedia, the Designated Subsidiaries or International. The obligations of the parties to this Second Amended and Restated Second Exchange Agreement to perform the Second Exchange are conditioned upon and the Second Exchange will occur only after: (i) receipt by International of the approval by its stockholders of the proposed stock issuances contemplated by both the First Exchange and the Second Exchange and
(ii) completion of the First Exchange.

     Immediately upon the Second Exchange dividends will cease to accrue in respect of the Series A Preferred Shares and the UniMedia Series C Preferred Shares. Hollinger and UniMedia and/or each Designated Subsidiary will promptly tender all stock certificates evidencing the Series A Preferred Shares and the UniMedia Series C Preferred Shares in order to permit International to complete the Second Exchange.

     Upon completion of the First Exchange and until the earlier of (i) thirty
(30) days thereafter and (ii) completion of the Second Exchange, Hollinger and UniMedia shall not exercise the registration rights granted under the First Exchange Agreement. The shares of Series C Preferred Stock and Series D Preferred Stock issued upon the Second Exchange will not be registered under the Securities Act at the time of issuance, and the certificates evidencing such shares will bear the legends set forth in Annex 2 attached hereto. At the request of Hollinger, UniMedia and/or the Designated Subsidiaries, International agrees to take commercially reasonable efforts to cause the registration under the Securities Act of the shares of Series C Preferred Stock issued to Hollinger, UniMedia and/or the Designated Subsidiaries upon the Second Exchange and to list such newly issued shares of Series C Preferred Stock on the New York Stock Exchange, in each case as soon as practicable after the issuance thereof.

     International, Hollinger, UniMedia and the Designated Subsidiaries shall each use its reasonable commercial efforts to perform and fulfill all conditions and obligations on its part to be performed and fulfilled under this Second Amended and Restated Second Exchange Agreement, to the end that the transactions contemplated by this Second Amended and Restated Second Exchange Agreement shall be fully carried out. At the Stockholders Meeting, Hollinger, as the holder, directly or indirectly through its subsidiaries, of all of the outstanding Class B Common Stock and 33,610,754 shares of Class A Common Stock, has agreed to vote or cause to be voted all such shares of International held by it or its subsidiaries in favor of the second exchange proposal and all other proposals relating thereto.

     This Second Amended and Restated Second Exchange Agreement may be amended or modified, but only by a written agreement that identifies this Second Amended and Restated Second Exchange Agreement and is signed by all of the parties hereto. Any such amendment or modification shall be effective as to International only if in a writing signed by the Chairman of the Special Committee on behalf of International. In addition, International shall not waive any obligations of Hollinger, UniMedia or the Designated Subsidiaries hereunder or any other benefits to International arising under this Second Amended and Restated Second Exchange Agreement unless approved by the Board of Directors of International following receipt of a favorable recommendation thereof by the Special Committee. Execution of this Second Amended and Restated Second Exchange Agreement by or on behalf of the parties hereto shall be deemed to cure all defects, if any, in the execution of the Amended and Restated Second Exchange Agreement and the Second Exchange Agreement amended thereby.

     This Second Amended and Restated Second Exchange Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

                                          Very truly yours,

                                          HOLLINGER INTERNATIONAL INC.

                                          By: /s/ KENNETH L. SEROTA
                                            ------------------------------------
                                              Name: Kenneth L. Serota
                                              Title:  Vice President-Law &
                                                      Finance and Secretary

Agreed and Accepted
this 21st day of July, 1997:

HOLLINGER INC.

By: /s/ J. A. BOULTBEE
    ----------------------------------
    Name: J. A. Boultbee
    Title: Vice-President, Finance and
    Treasury

UNIMEDIA HOLDING COMPANY

By: /s/ J. A. BOULTBEE
    ----------------------------------
    Name: J. A. Boultbee
    Title: President

P
R                          HOLLINGER INTERNATIONAL INC.
O                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
X                         OF HOLLINGER INTERNATIONAL INC.
Y            SPECIAL MEETING OF STOCKHOLDERS TO BE HELD JULY 31, 1997

The undersigned holder of shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), Class B Common Stock, par value $.01 per share ("Class B Common Stock") Series A Convertible Preferred Stock, par value $.01 per share ("Series A Preferred Stock"), Series B Convertible Preferred Stock, par value $.01 per share ("Series B Preferred Stock"), Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock (collectively, the "Nonvoting Preferred Stock") of Hollinger International Inc. (the "Company"), hereby appoints Kenneth L. Serota and Paul B. Healy, individually, with full power of substitution in each of them, as proxy or proxies to represent the undersigned and vote all shares of Class A Common Stock, Class B Common Stock, Series A Preferred Stock, Series B Preferred Stock or Nonvoting Preferred Stock of the Company which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of Stockholders of the Company to be held on July 31, 1997 at 11:00 a.m., local time, at the Atrium, 7th Floor of The Sun-Times Building, 401 North Wabash Avenue, Chicago, Illinois 60611, and at any adjournments or postponements thereof, upon all matters coming before such meeting. Said proxies are directed to vote as set forth below and, in their discretion, upon such other matters as may properly come before the meeting. Shares of Series A Preferred Stock and shares of Nonvoting Preferred Stock are only entitled to be voted upon the Charter Proposal (as defined below).

                                                                   SEE BELOW


Please mark, sign, date and return the proxy card promptly using the enclosed postage paid envelope.

                              FOLD AND DETACH HERE


(1) Authorization of the issuance to UniMedia Holding Company ("UniMedia Holding"), a subsidiary of Hollinger Inc. and/or another designated subsidiary of Hollinger Inc., of 3,207,045 shares of Class A Common Stock, and 829,409 shares of newly-authorized Series C Convertible Preferred Stock, par value $.01 per share of the Company (the "Series C Preferred Stock") (including up to 8,181,788 shares of Class A Common Stock into which such shares are convertible), in exchange (the "First Exchange") for all of the outstanding shares of the Company's Series 1 Nonvoting Preferred Stock and Series 2 Nonvoting Preferred Stock held by UniMedia Holding and/or such other designated subsidiary of Hollinger Inc. (the "First Exchange Proposal").

(2) Authorization of the following exchanges (collectively, the "Second Exchange") to occur immediately following the First Exchange: (a) the issuance of 721,165 shares, subject to reduction, of the Company's Series C Preferred Stock (including up to 7,114,004 shares of Class A Common Stock into which the shares of Series C Preferred Stock are convertible) in exchange for 739,500 shares of Series A Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company ("Series A Preferred Stock") held by Hollinger Inc. and/or its designated subsidiary; and (b) the issuance of 739,500 shares of a newly-authorized Series D Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company ("Series D Preferred Stock") (including the shares of Class A Common Stock into which such shares are convertible) in exchange for 721,165 shares, subject to reduction, of Series C Preferred Stock issued in the First Exchange and held by UniMedia Holding and/or its designated subsidiary (collectively, the "Second Exchange Proposal").

(3) Approval and adoption of an amendment to the Restated Certificate of Incorporation, as amended (the "Restated Certificate") of the Company, to increase the authorized preferred stock of the Company from 20,000,000 shares of Preferred Stock, par value $.01 per share ("Preferred Stock"), to 120,000,000 shares of Preferred Stock (the "Charter Proposal").

[ X ] PLEASE MARK YOUR
      VOTES AS IN THIS                                               4252
      EXAMPLE


The Board of Directors recommends a vote FOR all proposals.

                           FOR        AGAINST      ABSTAIN

1. FIRST                  [    ]      [     ]      [     ]
   EXCHANGE
   PROPOSAL
(see opposite side)

2. SECOND EXCHANGE        [    ]      [     ]      [     ]
   PROPOSAL
(see opposite side)


3. CHARTER                [    ]      [     ]       [     ]
   PROPOSAL
(see opposite side)


5. OTHER BUSINESS. The proxies shall be authorized to vote on any other business properly brought before the meeting and any adjournments or postponements thereof in accordance with their discretion.


  I WILL ATTEND           [    ]
THE SPECIAL MEETING

 I WILL NOT ATTEND        [    ]
THE SPECIAL MEETING

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF HOLLINGER INTERNATIONAL, INC. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE FIRST EXCHANGE PROPOSAL, THE SECOND EXCHANGE PROPOSAL, AND THE CHARTER PROPOSAL IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.


SIGNATURE(S) ___________________________________  DATE  _________________, 1997
NOTE: Please sign EXACTLY as your name appears hereon. When signing as executor, trustee, etc., or as officer of a corporation, give full title as such. For joint accounts, please obtain both signatures.


                              FOLD AND DETACH HERE


                PLEASE NOTE THAT ANY PREVIOUSLY SUBMITTED PROXY
                   CARD IS NO LONGER VALID. ALL VOTES MUST BE
                  CAST ON THIS PROXY IN ORDER FOR YOUR SHARES
                   TO BE REPRESENTED AT THE SPECIAL MEETING.